Exhibit 6.0



                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned member or officer, hereby constitutes and appoints Amy Lee as his attorney-in-fact, with full power of substitution, to sign on his behalf and in his name and to file with the Securities and Exchange Commission, or the securities regulatory authority of any state, a Registration Statement on Form S-6 under the Securities Act of 1933, as amended, or any successor form or forms, and the rules and regulations promulgated thereunder, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith or otherwise, relating to the proposed registration and issuance of units, both in the primary and the secondary markets, of unit investment trusts of every kind and nature established in accordance with the Investment Company Act of 1940, in connection with Guggenheim Defined Portfolios, Series 2001-2100, for which Guggenheim Funds Distributors, LLC, alone or with others, will act as Depositor or Co-Sponsor and/or Underwriter, and hereby grants unto said attorney-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements, and to maintain the effectiveness of such Registration Statements for such unit investment trust, that such attorney-in-fact may lawfully do or cause to be done.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13th day of January, 2020.

                                                                /s/ Jerry Miller
                                                                ----------------
                                                                 Jerry W. Miller

STATE OF NEW YORK           )
                            ) SS
COUNTY OF NEW YORK          )

      On this 13th day of January, 2020, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"

/s/ Kerryann McCarthy
---------------------
Notary Public, State  New York
My Commission Expires: 6/24/2022





                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned member or officer, hereby constitutes and appoints Amy Lee as his attorney-in-fact, with full power of substitution, to sign on his behalf and in his name and to file with the Securities and Exchange Commission, or the securities regulatory authority of any state, a Registration Statement on Form S-6 under the Securities Act of 1933, as amended, or any successor form or forms, and the rules and regulations promulgated thereunder, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith or otherwise, relating to the proposed registration and issuance of units, both in the primary and the secondary markets, of unit investment trusts of every kind and nature established in accordance with the Investment Company Act of 1940, in connection with Guggenheim Defined Portfolios, Series 2001-2100, for which Guggenheim Funds Distributors, LLC, alone or with others, will act as Depositor or Co-Sponsor and/or Underwriter, and hereby grants unto said attorney-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements, and to maintain the effectiveness of such Registration Statements for such unit investment trust, that such attorney-in-fact may lawfully do or cause to be done.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17 day of January, 2020.

                                                         /s/ Dominick Cogliandro
                                                         -----------------------
                                                             Dominick Cogliandro


STATE OF NEW YORK         )
                          ) SS
COUNTY OF QUEENS          )

      On this 17 day of January, 2020, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"

Betty Ana Zeballos
------------------
Notary Public, State of  New York
My Commission Expires:  December 19, 2020





                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned member or officer, hereby constitutes and appoints Amy Lee as her attorney-in-fact, with full power of substitution, to sign on her behalf and in her name and to file with the Securities and Exchange Commission, or the securities regulatory authority of any state, a Registration Statement on Form S-6 under the Securities Act of 1933, as amended, or any successor form or forms, and the rules and regulations promulgated thereunder, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith or otherwise, relating to the proposed registration and issuance of units, both in the primary and the secondary markets, of unit investment trusts of every kind and nature established in accordance with the Investment Company Act of 1940, in connection with Guggenheim Defined Portfolios, Series 2001-2100, for which Guggenheim Funds Distributors, LLC, alone or with others, will act as Depositor or Co-Sponsor and/or Underwriter, and hereby grants unto said attorney-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements, and to maintain the effectiveness of such Registration Statements for such unit investment trust, that such attorney-in-fact may lawfully do or cause to be done.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of January, 2020.

                                                               /s/ Julie Jacques
                                                               -----------------
                                                                   Julie Jacques

STATE OF KANSAS           )
                          ) SS
COUNTY OF SHAWNEE         )

      On this 23rd day of January, 2020, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be her voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"

Francisco Camargo
-----------------
Notary Public, State of  KS
My Commission Expires: 12/29/23